Exhibit 10.17



The following form of Securities Purchase Agreement was entered into with Millworth Investments, Inc., KAB Investments Inc. and SPH Investments, Inc. on February 3, 2000.







                           SILVER KING RESOURCES, INC.




          -------------------------------------------------------------

                          Securities Purchase Agreement

          -------------------------------------------------------------

                Units consisting of one (1) share of Common Stock
                        and two (2) Common Stock Purchase
                       Warrants offered at $.005 per Unit

          -------------------------------------------------------------




                                February 3, 2000

                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is entered into as of the day and year appearing on the signature page hereof by and between Silver King Resources, Inc., a Delaware corporation (the "Company"), and the investor whose name appears at the end of this Agreement (the "Purchaser").

                                R E C I T A L S:

         The Company wishes to issue, and the Purchaser wishes to purchase units (the "Units"), each consisting of one (1) share of the Company's common stock, $.001 par value per share (the "Common Stock") and two (2) three-year warrants, each warrant entitling the holder to purchase one (1) share of the Common Stock at an exercise price of $.01 per share (the "Warrants").

         NOW, THEREFORE, in consideration of the premises hereof and the agreements set forth herein below, the parties hereto hereby agree as follows:

         1. Sale and Purchase of Units.

                  (a) Subject to the terms and conditions hereof, on the date of the Closing, as defined in Section 3 hereof, the Company agrees to issue and sell, and the Purchaser agrees to purchase, that number of Units as are indicated on the last page of this Agreement at a purchase price (the "Purchase Price") of $.005 per Unit.

                  (b) Restricted Securities. The shares of Common Stock of the Company, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants that are being offered hereby (collectively, the "Securities") are "restricted securities" as that term is defined under Rule 144 of the Securities Act of 1933, as amended (the "Act"), and, accordingly, may not be offered for sale or sold or otherwise transferred in a transaction which would constitute a sale thereof within the meaning of the Act unless: (i) such security has been registered for sale under the Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities; or (ii) exemptions from the registration requirements of the Act and the registration or qualification requirements of all such state securities laws are available and the Company shall have received an opinion of counsel that the proposed sale or other disposition of such securities may be effected without registration under the Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to the Company. As restricted securities, the resale of the Securities is subject to significant restrictions upon resale. See Section 6 hereafter, "Understanding of Investment Risks."

                           (i) Each Unit will consist of one (1) share of the
Company's Common Stock and two (2) Warrants. Each Warrant entitles the holder to purchase one (1) share of Common Stock at an exercise price of $.01 per share for a three-year period from the date of this Agreement.

                           (ii) The Company currently does not have a sufficient
number of shares of Common Stock authorized for issuance upon exercise of the Warrants. Therefore, ten percent (10%) of the Warrants issued hereunder shall vest on the date of Closing (the "Vested Warrants"), with the remaining ninety percent (90%) of the Warrants issued hereunder (the "Contingent Warrants") vesting upon the date on which the Company's stockholders approve an amendment to the Company's certificate of incorporation either (1) increasing the number of shares of Common Stock the Company is authorized to issue; or (2) effectuating a reverse split of the Company's Common Stock so that the Company will have a sufficient number of shares of authorized Common Stock to issue upon the exercise of the Warrants (the "Stockholder Approval"). The Company makes no assurances that the Stockholder Approval will be obtained. Any aggregate proceeds received by the Company prior to obtaining Stockholder Approval as payment of the exercise price under the Contingent Warrants will be treated as a demand loan to the Company; provided, however, that upon securing Stockholder Approval, the outstanding amount of any such loan will automatically convert into the right to receive shares of Common Stock under the Contingent Warrants at $.01 per share.

                           (iii) Prior to the exercise of the Warrants for
shares of Common Stock, holders of the Warrants will be entitled to no voting rights or other rights provided by law to security holders of the Company.

                           (iv) Holders of Common Stock of the Company have
equal rights to receive dividends when, as, and if declared by the Board of Directors out of funds legally available therefor. Holders of Common Stock of the Company have one vote for each share held of record and do not have cumulative voting rights.

                           (v) Holders of Common Stock of the Company are
entitled upon liquidation of the Company to share ratably in the net assets available for distribution, subject to the rights, if any of holders of any preferred stock of the Company then outstanding. Shares of Common Stock of the Company are not redeemable and have no preemptive or similar rights. All outstanding shares of Common Stock of the Company are fully paid and nonassessable.

         2. Units Offered In A Private Placement Transaction.

                  (a) The Units subject to this Agreement are to be offered as part of a private placement transaction pursuant to Section 4(2) and Regulation D of the Act (the "Offering") by the Company on a "best efforts" basis of up to 25,000,000 Units to be offered to a number of sophisticated and accredited investors. Accordingly, as of the date hereof, there can be no assurances as to the number of Units that will be sold in the Offering. The Company reserves the right to increase the number of Units sold without notice to or consent of the subscribers or existing Unit holders.

                  (b) The Units are being offered to a limited number of accredited and other sophisticated investors by the Company directly, without sales commission.

                  (c) The purchase price per Unit is $.005 payable in cash upon subscription.


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                  (d) The Offering will generally be maintained by the Company until the earlier of: (i) the sale of all of the Units offered pursuant to such Securities Purchase Agreements (or such greater number of Units as the Company elects to offer); or (ii) such date that the Company chooses to terminate the Offering (hereinafter the "Offering Period").

         3. Binding Effect of Securities Purchase Agreement; The Closing.

                  (a) This Agreement shall not be binding on the Company unless and until the Company has accepted the offer represented by an executed signature page at the end hereof. The Company may accept or reject this Agreement in the Company's sole discretion, if the Purchaser does not meet the suitability standards established herein or for any other reason. In the event the Company rejects this Agreement, the Purchaser's funds will be promptly returned without deduction of any costs and with at interest.

                  (b) The closing of the purchase and sale of the Units hereunder (the "Closing") shall occur concurrently upon acceptance by the Company of this Agreement and deposit with the Company of funds representing the Purchase Price. Notwithstanding the above, the Company reserves the right to reject a subscription within ten (10) days of receipt of the Purchase Price should the Company determine during that period that the Subscriber does not satisfy the subscriber qualifications or suitability standards established hereafter.

         4. Deliveries by the Company.

                  The Company shall deliver to the Purchaser within ten (10) days after the Closing:

                  (a) A stock certificate bearing applicable restrictive legends, duly executed by the appropriate officer (s) and registered in Purchaser's name or its nominee, representing the number of shares of Common Stock purchased hereunder; and

                  (b) The Warrants in the form set forth at Exhibit "A" duly executed by the appropriate officer(s) and registered in the Purchaser's name or any nominee thereof.

         5. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as follows:

                  (a) Accredited Investor. The Purchaser has such knowledge and experience in business and financial matters such that the Purchaser is capable of evaluating the merits and risks of purchasing the Units. The Purchaser is an "accredited investor" as that term is defined in Rule 501 of Regulation D of the Act and represents that he satisfies the suitability standards identified in
Section 8 hereof;

                  (b) Loss of Investment. The Purchaser(s) (i) overall commitment to investments which are not readily marketable is not disproportionate to his net worth; (ii) investment in the Company will not cause such overall commitment to become excessive; (iii) can afford to bear the loss of his entire investment in the Company; and (iv) has adequate means


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of providing for his current needs and personal contingencies and has no need for liquidity in his investment in the Company;

                  (c) Special Suitability. The Purchaser satisfies any special suitability or other applicable requirements of his state of residence and/or the state in which the transaction by which the Securities are purchased occurs;

                  (d) Investment Intent.

                           (i) The Purchaser hereby acknowledges that the
Purchaser has been advised that this Offering has not been registered with, or reviewed by, the Securities and Exchange Commission ("SEC") because this Offering is intended to be a non-public offering pursuant to Section 4(2) and Rule 506 of Regulation D of the Act. The Purchaser represents that the Units are being purchased for the Purchaser's own account and not on behalf of any other person, for investment purposes only and not with a view towards distribution or resale to others. The Purchaser agrees that the Purchaser will not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Securities unless they are registered under the Act or unless in the opinion of counsel an exemption from such registration is available, such counsel and such opinion to be satisfactory to the Company. The Purchaser understands that the Securities have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Purchaser's investment intention; and

                           (ii) The Securities and any certificates issued in
replacement therefor shall bear the following legend, in addition to any other legend required by law or otherwise:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED OR DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE ACT, OR WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE ACT, OR THE RULES AND REGULATIONS THEREUNDER."

                  (e) State Securities Laws. The Purchaser understands that no securities administrator of any state has made any finding or determination relating to the fairness of this investment and that no securities administrator of any state has recommended or endorsed, or will recommend or endorse, the offering of the Units;

                  (f) Authority; Power; No Conflict. The execution, delivery and performance by the Purchaser of the Agreement are within the powers of the Purchaser, have been duly authorized and will not constitute or result in a breach or default under, or conflict with, any


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order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Purchaser is a party or by which the Purchaser is bound, and, if the Purchaser is not an individual, will not violate any provision of the charter documents, By-Laws, indenture of trust or partnership agreement, as applicable, of the Purchaser. The signatures on the Agreement are genuine, and the signatory, if the Purchaser is an individual, has legal competence and capacity to execute the same, or, if the Purchaser is not an individual, the signatory has been duly authorized to execute the same; and the Agreement constitutes the legal, valid and binding obligations of the Purchaser, enforceable in accordance with its terms;

                  (g) No General Solicitation. The Purchaser acknowledges that no general solicitation or general advertising (including communications published in any newspaper, magazine or other broadcast) has been received by him and that no public solicitation or advertisement with respect to the offering of the Units has been made to him;

                  (h) Advice of Tax and Legal Advisors. The Purchaser has relied solely upon the advice of its own tax and legal advisors with respect to the tax and other legal aspects of this investment; and

                  (i) Access to Information. The Purchaser has had access to all material and relevant information concerning the Company, its management, financial condition, capitalization, market information, properties and prospects necessary to enable Purchaser to make an informed investment decision with respect to its investment in the Units. The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the Purchaser has reviewed or received copies of any such reports that have been requested by it. The Purchaser represents that it has carefully reviewed the Company's Form 10-SB, as amended, and Form 10-QSB filed on November 19, 1999. Purchaser has carefully read and reviewed, and is familiar with and understands the contents thereof and hereof, including, without limitation, the risk factors described in this Agreement. See "Understanding of Investment Risks." Purchaser acknowledges that he has had the opportunity to ask questions of and receive answers from, and to obtain additional information from, representatives of the Company concerning the terms and conditions of the acquisition of the Units and the present and proposed business and financial condition of the Company, and has had all such questions answered to his satisfaction and has been supplied all information requested.

         6. Understanding of Investment Risks. An investment in the Units should not be made by a Purchaser who cannot afford the loss of its entire Purchase Price. The Purchaser acknowledges that the Units offered hereby have not been approved or disapproved by the Securities and Exchange Commission, or any state securities commissions, nor has the Securities and Exchange Commission or any state securities commission passed upon the adequacy or accuracy of this Securities Purchase Agreement or any exhibit hereto. An investment in the Units should not be made until the Purchaser has considered the following risk factors:


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                  (a) Arbitrary Offering Price. The price of the Units offered hereby has been arbitrarily determined by the Company without the benefit of an arm's-length negotiation and is not based upon generally-recognized criteria, such as earnings, price per share, net book value, etc. There can be no assurances that the offering price is representative of the actual value of the Units.

                  (b) Dividends. The payment of dividends by the Company is not contemplated in the foreseeable future.

                  (c) Registration Rights; Restrictions Upon Resale. The Securities have not been registered under the Act or any state securities or blue-sky law and subscribers may not sell or otherwise transfer such securities except pursuant to registration under the Act and any applicable state securities laws or exemptions therefrom. Because of such restrictions, a subscriber for the Units must bear the economic risks of such investment for an indefinite period of time.

                  (d) Limited Public Market. Although the Company's Common Stock is listed on the OTC Electronic Bulletin Board, there is currently a very limited public trading market for the Common Stock. There can be no assurances that a regular trading market will ever develop for the Common Stock of the Company.

                  (e) Possible Change of Business. The Company is an exploration-stage mineral resource holding company, with option agreements to acquire certain mining concessions in Mexico that may be silver-producing. As an exploration-stage company, the Company must expend significant amounts of money before it can make a profit, if ever. Mineral exploration, particularly for silver, is highly speculative in nature, frequently is nonproductive, and involves many risks, often greater than those involved in the actual mining of mineralization. The Company has incurred substantial expenditures to determine the location and extent of mineralization through surveys, drilling programs and other geological sampling techniques. Based on the geological reports on the mining concessions to date, the Company may determine that it is in the best interests of its stockholders to change its line of business. There can be no assurance that the Company will be successful or profitable, either as a mining holding company or another type of venture.

         7. Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser as follows:

                  (a) Organizational Standing of the Company. The Company is a validly existing corporation in good standing under the laws of the State of Delaware with adequate power and authority to conduct the business in which it is now engaged and has the corporate power and authority to enter into this Agreement, and is duly qualified and licensed to do business as a foreign corporation in such other states or jurisdictions as is necessary to enable it to carry on its business, except where failure to do so would not have a material adverse effect on its business;


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                  (b) Corporate Power and Authority. The execution and delivery of this Agreement and the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company. No other corporate act or proceeding on the part of the Company is necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. When duly executed and delivered by the parties hereto, this Agreement will constitute a valid and legally binding obligation of the Company enforceable against it in accordance with its terms, except as such enforceability may be limited by: (i) bankruptcy, insolvency, moratorium, reorganization or other similar laws and legal and equitable principles limiting or affecting the rights of creditors generally; and/or (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law;

                  (c) Noncontravention. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not, to the best of the Company's knowledge and belief: (i) permit the termination or acceleration of the maturity of any material indebtedness or material obligation of the Company; (ii) permit the termination of any material note, mortgage, indenture, license, agreement, contract, or other instrument to which the Company is a party or by which it is bound or the Certificate of Incorporation or By-Laws of the Company; (iii) except as expressly provided in this Agreement and except for state "blue sky" approvals that may be required and those consents and waivers which already have been obtained by the Company, require the consent, approval, waiver or authorization from or registration or filing with any party, including but not limited to any party to a material agreement to which the Company is a party or by which it is bound, or any regulatory or governmental agency, body or entity except where failure to obtain such consent, approval, waiver or authorization would not have a material adverse effect on the Company's business; (iv) result in the creation or imposition of any lien, claim or encumbrance of any kind or nature on any material properties or assets of the Company; or (v) violate in any material aspect any statute, law, rule, regulation or ordinance, or any judgment, decree, order, regulation or rule of any court, tribunal, administrative or governmental agency, body or entity to which the Company or its properties is subject except where such violation would not have a material adverse effect on the Company's business.

                  (d) Authorized Shares of Common Stock Issuable upon Exercise of Warrants. The Company currently has a sufficient number of shares of Common Stock authorized to issue the shares under the Units and the shares issuable upon exercise of the Vested Warrants. The Company currently does not have authorized a sufficient number of shares of Common Stock for issuance upon exercise of the Contingent Warrants. The Board of Directors expects to seek Stockholder Approval to increase the number of shares of Common Stock it is authorized to issue or to effectuate a reverse split of its Common Stock in order to have a sufficient number of shares of authorized Common Stock to issue upon the exercise of the Contingent Warrants; however, the Company makes no assurances that the requisite Stockholder Approval will be obtained.


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                  8. IMPORTANT CONSIDERATIONS: SUITABILITY STANDARDS - WHO
SHOULD INVEST.

                  INVESTMENT IN THE UNITS INVOLVES A HIGH DEGREE OF RISK AND IS SUITABLE ONLY FOR PERSONS OF SUBSTANTIAL FINANCIAL RESOURCES WHO HAVE NO NEED FOR LIQUIDITY IN THEIR INVESTMENT.

                  A substantial number of state securities commissions have established investor suitability standards for the marketing within their respective jurisdictions of restricted securities. Some have also established minimum dollar levels for purchases in their states. The reasons for these standards appear to be, among others, the relative lack of liquidity of securities of such programs as compared with other securities investments. Investment in the Units involves a high degree of risk and is suitable only for persons of substantial financial means who have no need for liquidity in their investments.

                  The Company has adopted as a general investor suitability standard the requirement that each Purchaser of Units represents in writing that he: (a) is acquiring the Units for investment and not with a view to resale or distribution; (b) can bear the economic risk of losing his entire investment;
(c) his overall commitment to investments which are not readily marketable is not disproportionate to his net worth, and an investment in the Units will not cause such overall commitment to become excessive; (d) has adequate means of providing for his current needs and personal contingencies and has no need for liquidity in this investment in the Units; (e) has evaluated all the risks of investment in the Company; and (f) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Company or is relying on his own purchaser representative, in making an investment decision.

                  In addition, all of the Purchasers for Units must be: (1) a sophisticated investor with substantial net worth and experience in making investments of this nature; and (2) an "accredited investor," as defined in Rule 501 of Regulation D under the Act, by meeting any of the following conditions:

                  (i) he has an individual income in excess of $200,000 in each of the two most recent years or joint income with his spouse in excess of $300,000 in each of those years, and he reasonably expects an income in excess of the aforesaid levels in the current year, or

                  (ii) he has an individual net worth, or a joint net worth with his spouse, at the time of his purchase, in excess of $1,000,000 (net worth for these purposes includes homes, home furnishings and automobiles), or

                  (iii) he otherwise satisfies the Company that he is an accredited investor, as defined in Rule 501 under the Act.

                  Other categories of investors included within the definition of accredited investor include the following: certain institutional investors, including certain banks, whether acting in their individual or fiduciary capacities; certain insurance companies; federally registered


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investment companies; business development companies (as defined under the
Investment Company Act of 1940); Small Business Investment Companies licensed by the Small Business Administration; certain employee benefit plans; private business development companies (as defined in the Investment Advisers Act of 1940); tax exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code) with total assets in excess of $5,000,000; entities in which all the equity owners are accredited investors; and certain affiliates of the Company.

                  A partnership subscriber, which satisfies the requirements set forth in clauses (a) through (f) above shall satisfy the suitability standards if it is an accredited investor by reason of clause (iii) above, or if all of its partners are accredited investors. A corporate subscriber, which satisfies the requirements set forth in clauses (a) through (f) above shall satisfy the investor suitability standards if it is an accredited investor by reason of clause (iii) above, or if all of its shareholders are accredited investors. Corporate subscribers must have net worth of at least three (3) times the amount of their investment in the Units.

                  The suitability standards referred to above represent minimum suitability requirements for prospective purchasers and the satisfaction of such standards by a prospective purchaser does not necessarily mean that the Units are a suitable investment for such purchaser. The Company may, in circumstances it deems appropriate, modify such requirements. The Company may also reject subscriptions for whatever reasons, in its sole discretion, it deems appropriate.

                  A Purchaser who is a resident of certain state may be required to meet certain additional suitability standards.

                  THE ACCEPTANCE OF A SUBSCRIPTION FOR UNITS BY THE COMPANY DOES NOT CONSTITUTE A DETERMINATION BY THE COMPANY THAT AN INVESTMENT IN THE UNITS IS SUITABLE FOR A PROSPECTIVE PURCHASER. THE FINAL DETERMINATION OF THE SUITABILITY OF INVESTMENT IN THE UNITS MUST BE MADE BY THE PROSPECTIVE PURCHASER AND HIS ADVISERS.

         9. State Law Considerations.


                  IN MAKING AN INVESTMENT DECISION, THE PURCHASER MUST RELY ON HIS OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE UNITS HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE DESCRIPTION OF BUSINESS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON
TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION


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THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE
FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         10. Notices. All notices, requests, consents or other communications required or permitted hereunder shall be in writing and shall be hand delivered, mailed first class postage prepaid, registered or certified mail, or sent via nationally recognized overnight courier such as federal express, to the following addresses:

                  If to the Company:

                           Silver King Resources, Inc.
                           6025 South Eaton Lane
                           Littleton, Colorado 80123
                           Attn: Alan Stier, President

                  With a copy to:

                           Stephen M. Cohen, Esquire
                           Buchanan Ingersoll Professional Corporation
                           Eleven Penn Center
                           1835 Market Street, 14th Floor
                           Philadelphia, PA  19103

                  In the case of Purchaser:

                  To the address set forth at the end of this Agreement or to such other addresses as may be specified in accordance herewith from time to time.

                  Unless specified otherwise, such notices and other communications shall for all purposes of this Agreement be treated as being effective upon being delivered personally or, if sent by mail, five days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed as set forth above, and postage prepaid.

         11. Survival of Representations and Warranties. Representations and warranties contained herein shall survive the execution and delivery of this Agreement.

         12. Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto, provided that this Agreement and the interests herein may not be assigned by either party without the express written consent of the other party.

         13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.


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         14. Sections and Other Headings. The section and other headings contained in this Agreement are for the convenience of reference only, do not constitute part of this Agreement or otherwise affect any of the provisions hereof.

         15. Counterpart and Facsimile Signatures. This Agreement may be signed in counterparts and all counterparts together shall become effective only when the counterpart(s) have been executed and delivered by and on behalf of the Company and the Purchaser. Facsimile signatures to this Agreement shall be deemed to be original signatures.

         IN WITNESS WHEREOF, intending to be legally bound, each of the parties hereto has caused this Agreement to be duly signed as of February __, 2000.

                                            Purchaser:

                                            By:_________________________________

        Units/$
------------------------                    ____________________________________
Number and dollar amount                    Name:
of Units purchased -                        Title:
Purchase Price

                                            Address of Purchaser:


                                            ____________________________________


                                            ____________________________________

                                            Tax Identification/
                                            Social Security Number: ____________



                                          Accredited Investor Certification
                                          ---------------------------------
                                     (Place initials on the appropriate line(s))

___               (i)      I am a natural person who had individual income of
                           more than $200,000 in each of the most recent two years or joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to reach that same income level for the current year ("income", for purposes hereof, should be computed as follows: individual adjusted gross income, as reported (or to be reported) on a federal income tax return, increased by (1) any deduction of long-term capital gains under section
                           1202 of the Internal Revenue Code of 1986 (the
                           "Code"), (2) any deduction for depletion under
                           Section 611 et seq. of the Code, (3) any exclusion


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



                           for interest under Section 103 of the Code and (4) any losses of a partnership as reported on Schedule E of Form 1040);

___               (ii)     I am a natural person whose individual net worth
                           (i.e., total assets in excess of total liabilities), or joint net worth with my spouse, will at the time of purchase of the Units be in excess of $1,000,000;

___               (iii)    The Purchaser is a "Qualified Institutional Buyer" as
                           the term is defined under Rule 144A of the Act.

___               (iv)     The Purchaser is an investor satisfying the
                           requirements of Section 501(a)(1), (2) or (3) of Regulation D promulgated under the Securities Act, which includes but is not limited to, a self-directed employee benefit plan where investment decisions are made solely by persons who are "accredited investors" as otherwise defined in Regulation D;

___               (v)      The Purchaser is a trust, which trust has total
                           assets in excess of $5,000,000, which is not formed for the specific purpose of acquiring the Units offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of an investment in the Units;

___               (vi)     I am a director or executive officer of the Company;
                           or

___               (vii)    The Purchaser is an entity (other than a trust) in
                           which all of the equity owners meet the requirements of at least one of the above subparagraphs.



                             Agreed and Accepted by

                             SILVER KING RESOURCES, INC.


                             By:___________________________________
                                Alan Stier, President


                             DATED:_______________________


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